UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 20, 2019

JPMorgan Chase & Co.

(Exact name of registrant as specified in its charter)

Delaware	001-05805	13-2624428
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

383 Madison Avenue, New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common stock	JPM	The New York Stock Exchange

Depositary Shares representing interests in shares of 5.45% Non-Cumulative Preferred Stock Series P	JPM PR A	The New York Stock Exchange

Depositary Shares representing interests in shares of 6.30% Non-Cumulative Preferred Stock Series W	JPM PR E	The New York Stock Exchange

Depositary Shares representing interests in shares of 6.125% Non-Cumulative Preferred Stock Series Y	JPM PR F	The New York Stock Exchange

Depositary Shares representing interests in shares of 6.10% Non-Cumulative Preferred Stock Series AA	JPM PR G	The New York Stock Exchange

Depositary Shares representing interests in shares of 6.15% Non-Cumulative Preferred Stock Series BB	JPM PR H	The New York Stock Exchange

Depositary Shares representing interests in shares of 5.75% Non-Cumulative Preferred Stock Series DD	JPM PR D	The New York Stock Exchange

Depositary Shares representing interests in shares of 6.00% Non-Cumulative Preferred Stock Series EE	JPM PR C	The New York Stock Exchange

Alerian MLP Index ETNs due May 24, 2024	AMJ	NYSE Arca, Inc.

Guarantee of Callable Step-Up FRNs due April 26, 2028 of JPMorgan Chase Financial Company LLC	JPM/28	The New York Stock Exchange

Guarantee of Cushing 30 MLP Index ETNs due June 15, 2037 of JPMorgan Chase Financial Company LLC	PPLN	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01      Other Events

On August 20, 2019, JPMorgan Chase & Co. (“JPMorgan Chase”) issued a press release announcing that it has commenced a cash tender offer (the “Offer”) to purchase any and all of its securities listed in the table below.

CUSIP Number	Title of Security
46625HKA7	2.250% Notes due 2020
46625HKB5	Floating Rate Notes due 2020
46625HHQ6	4.950% Notes due 2020
46625HLW8	2.750% Notes due 2020
46625HHS2	4.40% Notes due 2020

A copy of the press release is attached as Exhibit 99 hereto and is incorporated herein by reference.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of offers to buy any securities. The Offer is being made only pursuant to the Offer to Purchase and the related Notice of Guaranteed Delivery. The Offer is not being made to holders of securities in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

Item 9.01      Financial Statements and Exhibits

(d)	Exhibits

99	JPMorgan Chase press release dated August 20, 2019 announcing the commencement of the Offer.

104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:	/s/ Stephen B. Grant
Stephen B. Grant
Assistant Corporate Secretary

Dated: August 20, 2019

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